Exhibit 10.9

THIRD AMENDMENT TO  STANDARD MULTI-TENANT

OFFICE LEASE - GROSS

This Third Amendment to Standard Multi-Tenant Office Lease - Gross (“3rd Amendment”) is made and entered into as of this 29th day of February, 2016 by and between S Real Estate Holdings, LLC (“Lessor”) and International Stem Cell Corporation, a California corporation (“Lessee”), with reference to the following facts:

A.Parties have entered into that certain Standard Multi-Tenant Office Lease – Gross, dated for reference purposes only February 19, 2011 (“Original Lease”).

B.Parties have executed the 1st Amendment to the Original Lease (“1st Amendment”), effective July 1st, 2011.

C.Parties have executed the 2nd Amendment to the Original Lease (“2nd Amendment”), effective July 1st, 2013.

D.Lessor and Lessee desire to amend the Original Lease as more particularly set forth herein.

NOW, THEREFORE, in consideration of the covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.Effective Date. This 3rd Amendment to Original Lease shall be effective as of March 1, 2016 (“Effective Date”).

2.Term. The Expiration Date of the Original Lease, which is February 29, 2016, is hereby extended to February 28, 2017, unless sooner terminated in accordance with the terms of the Original Lease.

3.Base Rent. The Base Rent during the period of March 1, 2016 and February 28, 2017, inclusive, shall increase by 3% and shall be $12,557.76

4.Except as expressly set forth herein, the Original Lease, as amended, shall remain unchanged and in full force and effect, and Lessee and Lessor shall be subject to all the terms and conditions thereof.

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Exhibit 10.9

[signature page attached to Third Amendment to Original Lease]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the day and year first written above.

International Stem Cell Corporation     S Real Estate Holdings

   “LESSEE”     “LESSOR”

__________________________________________________________

Signature Signature

____Mahnaz Ebrahimi________________Russell Kern____________

Name Name

_____CFO_______________________________Manager______________

TitleTitle

March 1, 2016March 1, 2016